EXHIBIT 10.01

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

SECURE LUGGAGE SOLUTIONS INC.

CONVERTIBLE PROMISSORY NOTE

$3,000.00	August 13, 2014 Phoenix, Arizona

1.  Principal and Interest.

1.1  Secure Luggage Solutions Inc., a Delaware corporation (the "Company"), for value received, hereby promises to pay to the order of Raoul Taylor (the "Investor" or the "Holder") the sum of Three Thousand dollars ($3,000.00) at the time and in the manner hereinafter provided.

1.2  This Promissory Note (the "Note") shall bear no interest and is payable upon demand.

1.3  Upon payment in full of the principal hereof, this Note shall be surrendered to the Company for cancellation.

1.4  The principal of on this Note shall be payable at the principal office of the Company and shall be forwarded to the address of the Holder hereof as such Holder shall from time to time designate.

2.  Event of Default.  The occurrence of any one or more of the following events (regardless of the reason therefor), shall constitute an "Event of Default" hereunder:

(a)  The Company shall fail to make any payment of principal or any other amount owing in respect of, the Note when declared due and payable, and such failure shall have remained unremedied for a period of five (5) business days.

(b)  A case or proceeding shall have been commenced against the Company in a court having competent jurisdiction (i) seeking a decree or order in respect of the Company under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of the Company or of any substantial part of its properties, or (iii) ordering the winding-up or liquidation of the affairs of the Company, and any such case or proceeding shall remain undismissed or unstayed for sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding.

(c)  The Company shall (i) file a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of the Company or of any substantial part of its properties, or (iii) fail generally to pay its debts as such debts become due.

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(d)  Final judgment or judgments (after the expiration of all times to appeal therefrom) for the payment of money in excess of $1,000,000 in the aggregate shall be rendered against the Company and the same shall not (i) be fully covered by insurance or bonded over, or (ii) within thirty (30) days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or have been discharged within five (5) days after the expiration of any such stay.

3.  Attorney's Fees.  If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by the Investor.

4.  Conversion.

4.1  Voluntary Conversion.  The Holder shall have the right, exercisable in whole or in part, to convert the outstanding principal into a number of fully paid and nonassessable whole shares of the Company's $0.001 par value common stock ("Common Stock") determined in accordance with Section 6.2 below.

4.2  Shares Issuable.  The number of whole shares of Common Stock into which this Note may be voluntarily converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount borrowed hereunder by $0.001. (the “Note Conversion Price”).

4.3  Notice and Conversion Procedures.  After receipt of demand for repayment, the Company agrees to give the Holder notice at least five (5) business days prior to the time that the Company repays this Note.  If the Holder elects to convert this Note, the Holder shall provide the Company with a written notice of conversion setting forth the amount to be converted. The notice must be delivered to the Company together with this Note.  Within twenty (20) business days of receipt of such notice, the Company shall deliver to the Holder certificate(s) for the Common Stock issuable upon such conversion and, if the entire principal amount hereunder was not so converted, a new note representing such balance.  The shares of Common Stock issuable upon such conversion shall be deemed issued and outstanding upon receipt of the notice of conversion.

4.4  Anti-Dilution Provisions.

(a) Adjustments of Note Conversion Price. If the Company should at any time, or from time to time, during the term of this Note issue or sell any shares of Common Stock (other than the Conversion Shares which may be purchased upon conversion of the Notes, stock purchased pursuant to options, warrants and/or conversion rights outstanding as of the date of this Note and stock purchased pursuant to rights or options which may be granted to employees of the Company whether or not pursuant to a plan) without consideration or for a consideration per share less than the Note Conversion Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale, the Note Conversion Price shall be adjusted to a price (computed to the nearest cent) determined by dividing (i) the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Note Conversion Price in effect immediately prior to such issue or sale, and (y) the consideration, if any, received by the Company upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale. For purposes of this subsection 6.4(a), the following provisions (1) to (5) shall also be applicable:

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(1) Options.  In case at any time hereafter the Company shall in any manner grant any right to subscribe for or to purchase, or any option for the purchase of Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as “Convertible Securities") other than the Notes and other than rights or options which may be granted to employees of the Company whether or not pursuant to a plan, and the minimum price per share for which Common Stock is issuable, pursuant to such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus in the case of such Convertible Securities, the minimum aggregate amount of additional consideration if any, payable upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable pursuant to such rights or options or upon the conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Note Conversion Price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of Common Stock issuable pursuant to such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for said price per share as so determined; provided, that no further adjustment of the Note Conversion Price shall be made upon the actual issue of Common Stock deemed to have been issued; and further provided, that, upon the expiration of such rights (including rights to convert or exchange) or options, (a) the number of shares of Common Stock deemed to have been issued and outstanding by reason of the fact that they were issuable pursuant to such rights or options (including rights to convert or exchange) were not exercised, shall no longer be deemed to be issued and outstanding, and (b) the Note Conversion Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issue only of the shares of Common Stock actually issued upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities.

(2) Convertible Securities. In case the Company shall in any manner, subsequent to issuance of this Note, issue or sell any Convertible Securities, and the minimum price per share for which Common Stock is issuable upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Note Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for said price per share as so determined; provided, that no further adjustment of the Note Conversion Price shall be made upon the actual issue of Common Stock so deemed to have been issued, and, further provided, that if any such issue or sale of such Convertible Securities is made upon exercise of any right to subscribe for or to purchase or any option to purchase any such Convertible Securities for which an adjustment of the Note Conversion Price has been or is to be made pursuant to other provisions of this subsection 6.4(a) no further adjustment of the Note Conversion Price shall be made by reason of such issue or sale; and, further provided. that, upon the termination of the right to convert or to exchange such Convertible Securities for Common Stock, (a) the number of shares of Common Stock deemed to have been issued and outstanding by reason of the fact that they were issuable upon conversion or exchange of any such Convertible Securities, which were not so converted or exchanged, shall no longer be deemed to be issued and outstanding, and (b) the Note Conversion Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issue only of the number of shares of Common Stock actually issued upon conversion or exchange of such Convertible Securities.

(3) Determination of Issue Price. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or securities shall be issued for cash, the consideration received therefor, after deducting therefrom any commission or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance thereof, shall be deemed to be the amount received by the Company therefor. in case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or securities shall be issued for a consideration part or all of which shall be other than cash, then, for the purpose of this subsection 6.4 (a), the Board of Directors of the Company shall make a good faith determination of the fair value of such consideration, irrespective of accounting treatment, and such Common Stock, Convertible Securities, rights or options shall be deemed to have been issued for an amount of cash equal to the value so determined by the Board of Directors. The reclassification of securities other than Common Stock into securities including Common Stock shall be deemed to involve the issuance for a consideration other than cash of such Common Stock immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such Common Stock. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or other securities shall be issued together with other stock or securities or other assets of the Company for a consideration which includes both, the Board of Directors of the Company shall determine what part of the consideration so received is to be deemed to be consideration for the issue of such shares of such Common Stock, Convertible Securities, rights or options.

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(4) Determination of Date of Issue. In case the Company shall take a record of the holders of any Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(5) Treasury Shares. For the purpose of this subsection 4.4(a), shares of Common Stock at any relevant time owned or held by or for the account of the Company shall not be deemed outstanding.

(b) Adjustment of Number of Shares. Anything in this Section 4.4 to the contrary notwithstanding, in case the Company shall at any time issue Common Stock or Convertible Securities by way of dividend or other distribution on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, the Note Conversion Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining shareholders entitled to receive such dividend or other distribution) or decreased in the case of such subdivision or increased in the case of such combination (on the date that such subdivision or combination shall become effective).

(c) No Adjustment for Small Amounts. Anything in this Section 4.4 to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Note Conversion Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Note Conversion Price by at least one cent, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Note Conversion Price by at least one cent, such change in the Note Conversion Price shall thereupon be given effect.

(d) Number of Shares Adjusted. Upon any adjustment of the Note Conversion Price, the Holder shall thereafter (until another such adjustment) be entitled to purchase, at the new Note Conversion Price, the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock initially issuable upon conversion of this Note by the Note Conversion Price in effect on the date hereof and dividing the product so obtained by the new Note Conversion Price.

4.5  No Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of this Note.  In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder the amount of outstanding principal and interest hereunder that is not so converted.

6.  Representations, Warranties and Covenants of the Company.  The Company represents, warrants and covenants with the Holder as follows:

(a)  Authorization; Enforceability.  All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Note and the performance of all obligations of the Company hereunder has been taken, and this Note constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b)  Governmental Consents.  No consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery or performance of this Note except any notices required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the "1933 Act"), or such filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

(c)  No Violation.  The execution, delivery and performance by the Company of this Note and the consummation of the transactions contemplated hereby will not result in a violation of its Certificate of Incorporation or Bylaws, in any material respect of any provision of any mortgage, agreement, instrument or contract to which it is a party or by which it is bound or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Company or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.

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7.  Representations and Covenants of the Holder.  The Company has entered into this Note in reliance upon the following representations and covenants of the Holder:

(a)  Investment Purpose.  This Note and the Common Stock issuable upon conversion of the Note are acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

(b)  Private Issue.  The Holder understands (i) that this Note and the Common Stock issuable upon conversion of this Note are not registered under the 1933 Act or qualified under applicable state securities laws, and (ii) that the Company is relying on an exemption from registration predicated on the representations set forth in this Section 7.

(c)  Financial Risk.  The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

(d)  Risk of No Registration.  The Holder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 (the "1934 Act"), or file reports pursuant to Section 15(d) of the 1934 Act, or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell the Common Stock issuable upon conversion of the Note, it may be required to hold such securities for an indefinite period.  The Holder also understands that any sale of the Note or the Common Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

8.  Assignment.  Subject to the restrictions on transfer described in Section 12 below, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

9.  Waiver and Amendment.  Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder.

10.  No Other Notes.  The parties hereto agree that this Note shall supercede any and all Notes previously issued by the Company to the Holder.

11.  Transfer of This Note or Securities Issuable on Conversion Hereof.  With respect to any offer, sale or other disposition of this Note or securities into which this Note may be converted, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof.  Unless the Company reasonably determines that such transfer would violate applicable securities laws, or that such transfer would adversely affect the Company's ability to account for future transactions to which it is a party as a pooling of interests, and notifies the Holder thereof within five (5) business days after receiving notice of the transfer, the Holder may effect such transfer.  Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the 1933 Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the 1933 Act.  The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

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12.  Notices.  Any notice, other communication or payment required or permitted hereunder shall be in writing and shall be deemed to have been given upon delivery if personally delivered or three (3) business days after deposit if deposited in the United States mail for mailing by certified mail, postage prepaid.

13.  Governing Law.  This Note is being delivered in and shall be construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws provisions thereof.

14.  Heading; References.  All headings used herein are used for convenience only and shall not be used to construe or interpret this Note.  Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

15.  Waiver by the Company.  The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

16.  Delays.  No delay by the Holder in exercising any power or right hereunder shall operate as a waiver of any power or right.

17.  Severability.  If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

18.  No Impairment.  The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Note against impairment.

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IN WITNESS WHEREOF, Secure Luggage has caused this Note to be executed in its corporate name and this Note to be dated, issued and delivered, all on the date first above written.

SECURE LUGGAGE SOLUTIONS INC.

Date: October __, 2014	By
Donald Bauer, President

INVESTOR

Date: October __, 2014
Raoul Taylor

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